Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for the Three Months Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

	Sep 26,	Sep 26,
(in thousands)	2010	2009

Chicken Sales:
United States
Prepared Foods:
Foodservice	$468,504	$450,489
Retail	$105,476	$112,142
Total Prepared Foods	$573,980	$562,631

Fresh Chicken:
Foodservice	$464,704	$480,017
Retail	$265,193	$262,430
Total Fresh Chicken	$729,897	$742,446
Export and Other
Export:
Prepared Foods	$18,929	$21,510
Chicken	$99,366	$153,672
Total Export	$118,295	$175,182
Other Chicken By Products	$3,963	$3,929
Total Export and Other	$122,257	$179,111
Total U.S. Chicken	$1,426,135	$1,484,189

Mexico:	$147,412	$116,398
Total Chicken Sales	$1,573,547	$1,600,587

Total Prepared Foods	$592,909	$584,142

Sale of Other Products
U.S.	$139,051	$127,948
Mexico	$7,251	$7,614
Total Other Products	$146,303	$135,562
Total Net Sales	$1,719,850	$1,736,149

	Sep 26,	Sep 26,
	2010	2009

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	32.8%	30.3%
Retail	7.4%	7.6%
Total Prepared Foods	40.2%	37.9%

Fresh Chicken:
Foodservice	32.6%	32.3%
Retail	18.6%	17.7%
Total Fresh Chicken	51.2%	50.0%
Export and Other
Export:
Prepared Foods	1.3%	1.4%
Chicken	7.0%	10.4%
Total Export	8.3%	11.8%
Other Chicken By Products	0.3%	0.3%
Total Export and Other	8.6%	12.1%
Total U.S. Chicken	100.0%	100.0%

Pilgrim's Pride Corporation
Selected Financial Data
for the Three Months Ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	Sep 26,	Sep 26,
	2010	2009
Income Statement Data:
Net sales	$1,719,850	$1,736,149
Non-recurring recoveries	-	-
Asset impairment and restructuring expenses	-	-
Gross margin	157,294	162,751
Goodwill Impairment	-	-
Selling, general and administrative expenses	45,096	46,086
Turkey restructuring and related charges	(1,006)	-
Operating income (loss)	113,204	116,665
Interest expense, net	25,846	36,531
Miscellaneous, net	(1,676)	709
Loss on early extinguishment of debt	-	-
Income (loss) before income taxes from continuing operations	89,034	79,425
Income tax expense (benefit)	30,512	(24,766)
Income (loss) from continuing operations	58,522	82,300
Extraordinary charge - net of tax	-	-
Income(loss) from operation of discontinued business, net of tax	-	-
Gain on sale of discontinued business, net of tax	-	-
Less: Net income (loss) attributable to Pilgrim's Pride	$596	(425)
Net Income attributable to Pilgrim's Pride Corporation	$57,926	$82,725

Per Common Share Data: (d)
Income (loss) from continuing operations	$0.27	$1.12
Extraordinary charge - early repayment of debt	-	-
Income(loss) from operation of discontinued business, net of tax	-	-
Gain on sale of discontinued business, net of tax	-	-
Net Income (loss)	$0.27	$1.07
Cash dividends	$-	$-
Book value	$4.84	$2.04

Balance Sheet Summary:
Working capital	$821,087	$858,030
Total assets	$3,017,981	$3,060,504
Notes payable and current maturities of long-term debt	$75,355	$-
Long-term debt, less current maturities	$1,166,606	$41,062
Total debt	$1,241,961	$2,045,094
Senior secured debt (included in Total Debt)	$-	$-
Total stockholders' equity	$1,036,239	$150,920

Cash Flow Summary:
Operating cash flow	$37,249	$87,037
Depreciation & amortization (a)	$57,924	$58,173
Capital expenditures	$41,594	$22,588
Business acquisitions	$-	$-
Financing activities, net	$3,642	$40,464

Cashflow Ratios:
EBITDA (b)	$168,482	$150,957
EBITDA (last four qtrs.)	$315,353	$213,008

Key Indicators (as a percentage of net sales):
Gross margin	9.1%	9.4%
Selling, general and administrative expenses	2.6%	2.7%
Opertaing income (loss)	6.6%	6.7%
Interest expense, net	1.5%	2.1%
Net income (loss)	3.4%	4.7%

(a) Includes amortization of capitalized financing costs of approximately	$ 3,726	$1,706

(b) “EBITDA” is defined as the sum of income (loss) from continuing operations plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is defined as the sum of EBITDA plus restructuring charges and reorganization items. EBITDA is presented because it is used by us and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Net Income from continuing operations	$57,926	$82,725
Add:
Income Tax Expense (benefit)	30,512	(24,766)
Interest expense, net	25,846	36,531
Depreciation and amortization	57,924	58,173
Minus:
Amortization of capitalized financing costs	3,726	1,706
EBITDA	$168,482	$150,957
Add:
Restructuring charges, net	$1,519	$12,464
Reorganization items, net	$0	$21,891
Adjusted EBITDA	$170,001	$185,312

Pilgrim's Pride Corporation
Sales Segments
for Three Months Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

(in thousands)	9/26/2010	9/26/2009
Net Sales to Customers:
Chicken:
United States	$1,426,134	$1,484,189
Mexico	147,412	116,398
Sub-total	1,573,546	1,600,587

Other Products:
United States	139,052	127,949
Mexico	7,252	7,613
Sub-total	146,304	135,562
Total	$1,719,850	$1,736,149

Operating Income:
Chicken:
United States	$84,694	$101,099
Mexico	26,346	(280)
Sub-total	111,040	100,819

Other Products:
United States	2,502	26,482
Mexico	1,181	1,828
Sub-total	3,683	28,310
Non-recurring recoveries	-	-
Restructuring Items, net	(3,531)	(12,464)
Total	$113,204	$116,665

Depreciation and Amortization: (a)
Chicken:
United States	$51,548	$51,130
Mexico	2,156	2,320
Sub-total	53,704	53,450

Other Products:
United States	4,164	4,668
Mexico	56	55
Sub-total	4,220	4,723
Total	$57,924	$58,173

Total Assets:
Chicken:
United States	$2,487,306	$2,542,818
Mexico	372,417	345,205
Sub-total	2,859,723	2,888,023

Other Products:
United States	155,101	168,776
Mexico	3,157	3,705
Sub-total	158,258	172,481
Total	$3,017,981	$3,060,504

Capital Expenditures:
Chicken:
United States	$39,474	$18,120
Mexico	$1,864	$233
Sub-total	41,338	18,353

Other Products:
United States	256	4,235
Mexico	-	-
Sub-total	256	4,235
Total	$41,594	$22,588

(a) Includes amortization of capitalized financing costs of approximately	$ 3,726	$ 1,706